Dreyfus Premier Growth Fund


Seeks long-term capital appreciation by investing in stocks of growth companies


PROSPECTUS January 1, 2002



As with all mutual funds, the Securities and Exchange Commission has not approved or disapproved these securities or passed upon the adequacy of this prospectus. Any representation to the contrary is a criminal offense.

Contents

The Fund
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Goal/Approach                                                                1

Main Risks                                                                   2

Past Performance                                                             3

Expenses                                                                     4

Management                                                                   5

Financial Highlights                                                         6

Your Investment
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Account Policies                                                             7

Distributions and Taxes                                                     11

Services for Fund Investors                                                 12

Instructions for Regular Accounts                                           13

Instructions for IRAs                                                       14

For More Information
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BACK COVER

Dreyfus Premier Growth Fund
--------------------

Ticker Symbols   N/A

The Fund

GOAL/APPROACH

The fund seeks long-term capital appreciation. To pursue this goal, the fund invests primarily in the equity securities of well-established growth companies. These companies tend to have strong performance records, solid market positions and reasonable financial strength. Although the fund normally invests in U.S.-based companies, it may invest up to 35% of its total assets in foreign companies. Under normal market conditions, at least 80% of the fund's assets will be invested in equity securities. The fund's equity investments may include common stocks, preferred stocks and convertible securities, including to a limited extent those purchased in initial public offerings.

The fund's strategy combines market economics with fundamental research. The portfolio manager begins by assessing current economic conditions and forecasting economic expectations. Each industry sector of the Russell 1000 Growth Index is examined to determine the sector's market capitalized weighting and to estimate the performance of the sector relative to the index as a whole. A balance is determined for the fund, giving greater weight to sectors that are expected to outperform the overall market. Stocks are then selected for the fund's portfolio, based typically on the issuer's industry classification, the stock's historical sensitivity to changing economic events and conditions and an assessment of the stock's current valuation and prospects.

The fund typically sells a stock when the manager believes there is a more attractive alternative, the stock's valuation is excessive or there are deteriorating fundamentals, such as a loss of competitive advantage, a failure in management execution or deteriorating capital structure. The fund also may sell stocks when the manager's evaluation of a sector has changed.



Concepts to understand

GROWTH COMPANIES: companies whose earnings are expected to grow faster than the overall market. Often, growth stocks have relatively high price-to-earnings, price-to-book and price-to-sales ratios, and tend to be more volatile than value stocks.

RUSSELL 1000 GROWTH INDEX: measures the performance of companies in the Russell 1000 Index, a measure of large capitalization stock performance, with higher price-to-book ratios and higher forecasted growth values.

                                                                The Fund       1




MAIN RISKS

While stocks have historically been a leading choice of long-term investors, they do fluctuate in price depending on the performance of the companies that issued them, general market and economic conditions and investor confidence. The value of your investment will go up and down, sometimes dramatically, which means that you could lose money.

Growth companies are expected to increase their earnings at a certain rate. If these expectations are not met, investors can punish the stocks inordinately, even if earnings do increase. In addition, growth stocks typically lack the dividend yield that can cushion stock prices in market downturns.

The fund may overweight or underweight certain market sectors, which may cause the fund's performance to be more or less sensitive to developments affecting those sectors.

Any foreign securities purchased by the fund include special risks, such as exposure to currency fluctuations, changing political climate, lack of comprehensive company information and potentially less liquidity.

The fund also may purchase securities of companies in initial public offerings
(IPOs). The prices of IPOs can be very volatile. The effect of IPOs on the fund's performance depends on a variety of factors, including the number of IPOs the fund invests in, whether and to what extent a security purchased in an IPO appreciates in value, and the asset base of the fund. As a fund's asset base increases, IPOs often have a diminished effect on the fund's performance.

Under adverse market conditions, the fund could invest some or all of its assets in money market securities. Although the fund would do this to avoid losses, it could reduce the benefit from any upswing in the market. During such periods, the fund may not achieve its investment objective.



Other potential risks

At times, the fund may invest in certain derivative securities, such as options and futures, and in foreign currencies. It may also sell short, which involves selling a security it does not own in anticipation that the security's price will go down. While used primarily to hedge the fund's portfolio and to seek increased returns, such strategies can increase the fund's volatility and lower its return. Derivatives can be illiquid, and a small investment in certain derivatives could have a potentially large impact on the fund's performance.

At times, the fund may engage in short-term trading, which could produce higher brokerage costs and taxable distributions, and lower the fund's after-tax performance accordingly.

The fund can buy securities with borrowed money (a form of leverage), which could have the effect of magnifying the fund's gains or losses.

The fund may lend its portfolio securities to brokers, dealers and other financial institutions. In connection with such loans, the fund will receive collateral from the borrower equal to at least 100% of the value of the loaned securities. Should the borrower of the securities fail financially, the fund may experience delays in recovering the loaned securities or exercising its rights in the collateral.

2



PAST PERFORMANCE

As a new fund, past performance information is not available for the fund as of the date of this prospectus.


What this fund is -- and isn't

This fund is a mutual fund: a pooled investment that is professionally managed and gives you the opportunity to participate in financial markets. It strives to reach its stated goal, although as with all mutual funds, it cannot offer guaranteed results.

An investment in the fund is not a bank deposit. It is not insured or guaranteed by the FDIC or any other government agency. It is not a complete investment program. You could lose money in this fund, but you also have the potential to make money.

                                                                The Fund       3



EXPENSES

As an investor, you pay certain fees and expenses in connection with the fund, which are described in the table below.

Fee table


                                                              CLASS A         CLASS B      CLASS C         CLASS R       CLASS T
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SHAREHOLDER TRANSACTION FEES (FEES PAID FROM YOUR ACCOUNT)

Maximum front-end sales charge on purchases

AS A % OF OFFERING PRICE                                         5.75           NONE          NONE          NONE           4.50

Maximum contingent deferred sales charge (CDSC)

AS A % OF PURCHASE OR SALE PRICE, WHICHEVER IS LESS              NONE*          4.00          1.00          NONE           NONE*
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ANNUAL FUND OPERATING EXPENSES (EXPENSES PAID FROM FUND ASSETS)

AS A % OF AVERAGE DAILY NET ASSETS

Management fees                                                  0.75           0.75          0.75          0.75           0.75

Rule 12b-1 fee                                                   NONE           0.75          0.75          NONE           0.25

Shareholder services fee                                         0.25           0.25          0.25          NONE           0.25


Other expenses                                                   0.50           0.50          0.50          0.50           0.50
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TOTAL                                                            1.50           2.25          2.25          1.25           1.75


*     SHARES BOUGHT WITHOUT AN INITIAL SALES CHARGE AS PART OF AN INVESTMENT OF
      $1 MILLION OR MORE MAY BE CHARGED A CDSC OF 1.00% IF REDEEMED WITHIN ONE
      YEAR.

Expense example

                            1 Year       3 Years
--------------------------------------------------------------------------------


CLASS A                     $719         $1,022

CLASS B
WITH REDEMPTION             $628         $1,003

WITHOUT REDEMPTION          $228         $703

CLASS C
WITH REDEMPTION             $328         $703
WITHOUT REDEMPTION          $228         $703

CLASS R                     $127         $397

CLASS T                     $620         $976


This example shows what you could pay in expenses over time. It uses the same hypothetical conditions other funds use in their prospectuses: $10,000 initial investment, 5% total return each year and no changes in expenses. Because actual return and expenses will be different, the example is for comparison only.


Concepts to understand

MANAGEMENT FEE: the fee paid to Dreyfus for managing the fund's portfolio and assisting in all aspects of the fund's operations.

RULE 12B-1 FEE: the fee paid to the fund's distributor to finance the sale and distribution of Class B, C and T shares. Because this fee is paid out of the fund's assets on an ongoing basis, over time it will increase the cost of your investment and may cost you more than paying other types of sales charges.

SHAREHOLDER SERVICES FEE: the fee paid to the fund's distributor for providing shareholder services.

OTHER EXPENSES: estimated fees to be paid by the fund for the current fiscal year for miscellaneous items such as transfer agency, custody, professional and registration fees.

4





MANAGEMENT

The fund's investment adviser is The Dreyfus Corporation, 200 Park Avenue, New York, New York 10166. Founded in 1947, Dreyfus manages more than $181 billion in over 190 mutual fund portfolios. The fund has agreed to pay Dreyfus a management fee at the annual rate of 0.75% of the fund's average daily net assets. Dreyfus is the primary mutual fund business of Mellon Financial Corporation, a global financial services company with approximately $2.6 trillion of assets under management, administration or custody, including approximately $547 billion under management. Mellon provides wealth management, global investment services and a comprehensive array of banking services for individuals, businesses and institutions. Mellon is headquartered in Pittsburgh, Pennsylvania.

The Dreyfus asset management philosophy is based on the belief that discipline and consistency are important to investment success. For each fund, Dreyfus seeks to establish clear guidelines for portfolio management and to be systematic in making decisions. This approach is designed to provide each fund with a distinct, stable identity.

L. Emerson Tuttle has been the fund's primary portfolio manager since the fund's inception. Mr. Tuttle has been a senior portfolio manager and chairman of the investment oversight and policy committee for Mellon Growth Advisors LLC, an affiliate of Dreyfus, since September 2001. In October 2001, he became a dual employee of Dreyfus and Mellon Growth Advisors. For more than five years prior to September 2001, Mr. Tuttle was a portfolio manager and principal of State Street Global Advisors.

The fund, Dreyfus, and Dreyfus Service Corporation (the fund's distributor) have each adopted a code of ethics that permits its personnel, subject to such code, to invest in securities, including securities that may be purchased or held by the fund. The Dreyfus code of ethics restricts the personal securities transactions of its employees, and requires portfolio managers and other investment personnel to comply with the code's preclearance and disclosure procedures. Its primary purpose is to ensure that personal trading by Dreyfus employees does not disadvantage any Dreyfus-managed fund.

                                                                The Fund       5



FINANCIAL HIGHLIGHTS

As a new fund, financial highlights information is not available for the fund as of the date of this prospectus.


6




Your Investment

ACCOUNT POLICIES

THE DREYFUS PREMIER FUNDS are designed primarily for people who are investing through a third party, such as a bank, broker-dealer or financial adviser, or in a 401(k) or other retirement plan. Third parties with whom you open a fund account may impose policies, limitations and fees which are different from those described herein.

YOU WILL NEED TO CHOOSE A SHARE CLASS before making your initial investment. In making your choice, you should weigh the impact of all potential costs over the length of your investment, including sales charges and annual fees. For example, in some cases, it may be more economical to pay an initial sales charge than to choose a class with no initial sales charge but higher annual fees and a contingent deferred sales charge (CDSC).

* CLASS A shares may be appropriate for investors who prefer to pay the fund's sales charge up front rather than upon the sale of their shares, want to take advantage of the reduced sales charges available on larger investments and/or have a longer-term investment horizon.

* CLASS B shares may be appropriate for investors who wish to avoid a front-end sales charge, put 100% of their investment dollars to work immediately and/or have a longer-term investment horizon.

* CLASS C shares may be appropriate for investors who wish to avoid a front-end sales charge, put 100% of their investment dollars to work immediately and/or have a shorter-term investment horizon.

* CLASS R shares are designed for eligible institutions and their clients (individuals may not purchase these shares directly).

* CLASS T shares may be appropriate for investors who prefer to pay the fund's sales charge up front rather than upon the sale of their shares, want to take advantage of the reduced sales charges available on larger investments and have a shorter-term investment horizon. Because Class A has lower expenses than Class T, if you invest $1 million or more in the fund you should consider buying Class A shares.

Your financial representative can help you choose the share class that is appropriate for you.

Reduced Class A and Class T sales charge

LETTER OF INTENT: lets you purchase Class A and Class T shares over a 13-month period at the same sales charge as if all shares had been purchased at once.

RIGHT OF ACCUMULATION: lets you add the value of any shares you own in this fund or any other Dreyfus Premier fund, or any fund that is advised by Founders Asset Management LLC (Founders), an affiliate of Dreyfus, sold with a sales load, to the amount of your next Class A or Class T investment for purposes of calculating the sales charge.

CONSULT THE STATEMENT OF ADDITIONAL INFORMATION (SAI) OR YOUR FINANCIAL REPRESENTATIVE FOR MORE DETAILS.

                                                         Your Investment       7




ACCOUNT POLICIES (CONTINUED)

Share class charges

EACH SHARE CLASS has its own fee structure. In some cases, you may not have to pay or may qualify for a reduced sales charge to buy or sell shares. Consult your financial representative or refer to the SAI to see if this may apply to you.
--------------------------------------------------------------------------------

Sales charges

CLASS A AND CLASS T -- CHARGED WHEN YOU BUY SHARES


                                                     Sales charge                               Sales charge
                                                     deducted as a %                            as a % of your
Your investment                                      of offering price                          net investment
------------------------------------------------------------------------------------------------------------------------------------
                                                     Class               Class                  Class               Class
                                                     A                   T                      A                   T
------------------------------------------------------------------------------------------------------------------------------------

Up to $49,999                                        5.75%               4.50%                  6.10%               4.70%

$50,000 -- $99,999                                   4.50%               4.00%                  4.70%               4.20%

$100,000 -- $249,999                                 3.50%               3.00%                  3.60%               3.10%

$250,000 -- $499,999                                 2.50%               2.00%                  2.60%               2.00%

$500,000 -- $999,999                                 2.00%               1.50%                  2.00%               1.50%

$1 million or more*                                  0.00%               0.00%                  0.00%               0.00%

*     A 1.00% CDSC may be charged on any shares sold within one year of purchase
      (except shares bought through dividend reinvestment).

Class T shares also carry an annual Rule 12b-1 fee of 0.25% of the class's average daily net assets.
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CLASS B -- CHARGED WHEN YOU SELL SHARES

                                    CDSC as a % of your initial
Years since purchase                investment or your redemption
was made                            (whichever is less)
--------------------------------------------------------------------------------

Up to 2 years                       4.00%

2 -- 4 years                        3.00%

4 -- 5 years                        2.00%

5 -- 6 years                        1.00%

More than 6 years                   Shares will automatically
                                    convert to Class A

Class B shares also carry an annual Rule 12b-1 fee of 0.75% of the class's average daily net assets.
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CLASS C -- CHARGED WHEN YOU SELL SHARES

A 1.00% CDSC is imposed on redemptions made within the first year of purchase. Class C shares also carry an annual Rule 12b-1 fee of 0.75% of the class's average daily net assets.
--------------------------------------------------------------------------------

CLASS R -- NO SALES LOAD OR RULE 12B-1 FEES

Buying shares

THE NET ASSET VALUE (NAV) of each class is generally calculated as of the close of trading on the New York Stock Exchange (NYSE) (usually 4:00 p.m. Eastern time) on days the exchange is open for regular business. Your order will be priced at the next NAV calculated after your order is accepted by the fund's transfer agent or other authorized entity. The fund's investments are valued based on market value or, where market quotations are not readily available, based on fair value as determined in good faith by the fund's board.

ORDERS TO BUY AND SELL SHARES received by dealers by the close of trading on the NYSE and transmitted to the distributor or its designee by the close of its business day (normally 5:15 p.m. Eastern time) will be based on the NAV determined as of the close of trading on the NYSE that day.
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Minimum investments

                                   Initial            Additional
--------------------------------------------------------------------------------

REGULAR ACCOUNTS                   $1,000             $100; $500 FOR
                                                      DREYFUS TELETRANSFER
                                                      INVESTMENTS

TRADITIONAL IRAS                   $750               NO MINIMUM

SPOUSAL IRAS                       $750               NO MINIMUM

ROTH IRAS                          $750               NO MINIMUM

EDUCATION IRAS                     $500               NO MINIMUM
                                                      AFTER THE FIRST YEAR

All investments must be in U.S. dollars. Third-party checks cannot be accepted. You may be charged a fee for any check that does not clear. Maximum Dreyfus TeleTransfer purchase is $150,000 per day.



Concepts to understand

NET ASSET VALUE (NAV): the market value of one share, computed by dividing the total net assets of a fund or class by its shares outstanding. The fund's Class A and Class T shares are offered to the public at NAV plus a sales charge. Classes B, C and R are offered at NAV, but Classes B and C generally are subject to higher annual operating expenses and a CDSC.

8



Selling shares

YOU MAY SELL (REDEEM) SHARES AT ANY TIME. Your shares will be sold at the next NAV calculated after your order is accepted by the fund's transfer agent or other authorized entity. Any certificates representing fund shares being sold must be returned with your redemption request. Your order will be processed promptly and you will generally receive the proceeds within a week.

TO KEEP YOUR CDSC AS LOW AS POSSIBLE, each time you request to sell shares we will first sell shares that are not subject to a CDSC, and then those subject to the lowest charge. The CDSC is based on the lesser of the original purchase cost or the current market value of the shares being sold, and is not charged on shares you acquired by reinvesting your dividends. There are certain instances when you may qualify to have the CDSC waived. Consult your financial representative or the SAI for details.

BEFORE SELLING SHARES RECENTLY PURCHASED by check, Dreyfus TeleTransfer or Automatic Asset Builder, please note that:

* if you send a written request to sell such shares, the fund may delay sending the proceeds for up to eight business days following the purchase of those shares

* the fund will not process wire, telephone or Dreyfus TeleTransfer redemption requests for up to eight business days following the purchase of those shares


Limitations on selling shares by phone

Proceeds
sent by                        Minimum                Maximum
--------------------------------------------------------------------------------

CHECK                          NO MINIMUM             $250,000 PER DAY

WIRE                           $1,000                 $500,000 FOR JOINT
                                                      ACCOUNTS EVERY 30 DAYS

DREYFUS                        $500                   $500,000 FOR JOINT
TELETRANSFER                                          ACCOUNTS EVERY 30 DAYS


Written sell orders

Some circumstances require written sell orders along with signature guarantees. These include:

* amounts of $10,000 or more on accounts whose address has been changed within the last 30 days

*     requests to send the proceeds to a different payee or address

Written sell orders of $100,000 or more must also be signature guaranteed.

A SIGNATURE GUARANTEE helps protect against fraud. You can obtain one from most banks or securities dealers, but not from a notary public. For joint accounts, each signature must be guaranteed. Please call us to ensure that your signature guarantee will be processed correctly.

                                                               Your Investment 9



ACCOUNT POLICIES (CONTINUED)

General policies

UNLESS YOU DECLINE TELEPHONE PRIVILEGES on your application, you may be responsible for any fraudulent telephone order as long as Dreyfus takes reasonable measures to verify the order.

THE FUND RESERVES THE RIGHT TO:

* refuse any purchase or exchange request that could adversely affect the fund or its operations, including those from any individual or group who, in the fund's view, is likely to engage in excessive trading (usually defined as more than four exchanges out of the fund within a calendar year)

* refuse any purchase or exchange request in excess of 1% of the fund's total assets

* change or discontinue its exchange privilege, or temporarily suspend the privilege during unusual market conditions

*     change its minimum investment amounts

* delay sending out redemption proceeds for up to seven days (generally applies only in cases of very large redemptions, excessive trading or during unusual market conditions)

The fund also reserves the right to make a "redemption in kind" -- payment in portfolio securities rather than cash -- if the amount you are redeeming is large enough to affect fund operations (for example, if it represents more than 1% of the fund's assets).



Small account policies

To offset the relatively higher costs of servicing smaller accounts, the fund charges regular accounts with balances below $2,000 an annual fee of $12. The fee will be imposed during the fourth quarter of each calendar year.

The fee will be waived: for any investor whose aggregate Dreyfus mutual fund investments total at least $25,000; IRA accounts; accounts participating in automatic investment programs; and accounts opened through a financial institution.

If your account falls below $500, the fund may ask you to increase your balance. If it is still below $500 after 45 days, the fund may close your account and send you the proceeds.

10



DISTRIBUTIONS AND TAXES

THE FUND GENERALLY PAYS ITS SHAREHOLDERS dividends from its net investment income, and distributes any net capital gains it has realized once a year. Each share class will generate a different dividend because each has different expenses. Your distributions will be reinvested in the fund unless you instruct the fund otherwise. There are no fees or sales charges on reinvestments.

FUND DIVIDENDS AND DISTRIBUTIONS ARE TAXABLE to most investors (unless your investment is in an IRA or other tax-advantaged account). High portfolio turnover and more volatile markets can result in taxable distributions to shareholders, regardless of whether their shares increase in value. The tax status of any distribution is the same regardless of how long you have been in the fund and whether you reinvest your distributions or take them in cash. In general, distributions are federally taxable as follows:
--------------------------------------------------------------------------------

Taxability of distributions

Type of                  Federal tax rate for       Federal tax rate for

distribution             15% bracket                28% bracket or above
--------------------------------------------------------------------------------

INCOME                   ORDINARY                   ORDINARY
DIVIDENDS                INCOME RATE                INCOME RATE

SHORT-TERM               ORDINARY                   ORDINARY
CAPITAL GAINS            INCOME RATE                INCOME RATE

LONG-TERM
CAPITAL GAINS            8%/10%                     18%/20%

Because everyone's tax situation is unique, always consult your tax professional about federal, state and local tax consequences.

Taxes on transactions

Except for tax-advantaged accounts, any sale or exchange of fund shares may generate a tax liability. Of course, withdrawals or distributions from tax-deferred accounts are taxable when received.

The table at left also can provide a guide for potential tax liability when selling or exchanging fund shares. "Short-term capital gains" applies to fund shares sold or exchanged up to 12 months after buying them. "Long-term capital gains" applies to shares sold or exchanged after 12 months; the lower rate shown applies to shares held for more than five years.

                                                         Your Investment      11




SERVICES FOR FUND INVESTORS

THE THIRD PARTY THROUGH WHOM YOU PURCHASED fund shares may impose different restrictions on these services and privileges offered by the fund, or may not make them available at all. Consult your financial representative for more information on the availability of these services and privileges.

Automatic services

BUYING OR SELLING SHARES AUTOMATICALLY is easy with the services described below. With each service, you select a schedule and amount, subject to certain restrictions. You can set up most of these services with your application, or by calling your financial representative or 1-800-554-4611.
--------------------------------------------------------------------------------

For investing

DREYFUS AUTOMATIC               For making automatic investments
ASSET BUILDER((reg.tm))         from a designated bank account.

DREYFUS GOVERNMENT              For making automatic investments
DIRECT DEPOSIT                  from your federal employment,
PRIVILEGE                       Social Security or other regular
                                federal government check.

DREYFUS DIVIDEND                For automatically reinvesting the
SWEEP                           dividends and distributions from the
                                fund into another Dreyfus fund or
                                certain Founders-advised funds
                                (not available for IRAs).
--------------------------------------------------------------------------------

For exchanging shares

DREYFUS AUTO-                   For making regular exchanges from
EXCHANGE PRIVILEGE              the fund into another Dreyfus fund
                                or certain
                                Founders-advised funds.
--------------------------------------------------------------------------------

For selling shares

DREYFUS AUTOMATIC               For making regular withdrawals
WITHDRAWAL PLAN                 from most Dreyfus funds. There will be no CDSC
                                on Class B shares, as long as the amount of any withdrawal does not exceed an annual rate of 12% of the greater of the account value at the time of the first withdrawal under the plan, or at the time of the subsequent withdrawal.

Exchange privilege

YOU CAN EXCHANGE SHARES WORTH $500 OR MORE (no minimum for retirement accounts) from one class of the fund into the same class of another Dreyfus Premier fund or Founders-advised fund. You can also exchange Class T shares into Class A shares of certain Dreyfus Premier fixed-income funds. You can request your exchange by contacting your financial representative. Be sure to read the current prospectus for any fund into which you are exchanging before investing. Any new account established through an exchange will generally have the same privileges as your original account (as long as they are available). There is currently no fee for exchanges, although you may be charged a sales load when exchanging into any fund that has a higher one.

Dreyfus TeleTransfer privilege

TO MOVE MONEY BETWEEN YOUR BANK ACCOUNT and your Dreyfus fund account with a phone call, use the Dreyfus TeleTransfer privilege. You can set up Dreyfus TeleTransfer on your account by providing bank account information and following the instructions on your application, or contacting your financial representative.

Reinvestment privilege

UPON WRITTEN REQUEST YOU CAN REINVEST up to the number of Class A, B or T shares you redeemed within 45 days of selling them at the current share price without any sales charge. If you paid a CDSC, it will be credited back to your account. This privilege may be used only once.

Account statements

EVERY FUND INVESTOR automatically receives regular account statements. You'll also be sent a yearly statement detailing the tax characteristics of any dividends and distributions you have received.

12





INSTRUCTIONS FOR REGULAR ACCOUNTS

   TO OPEN AN ACCOUNT

            In Writing

Complete the application.

Mail your application and a check to:
Name of Fund
P.O. Box 9268, Boston, MA 02205-8502
Attn: Institutional Processing


           By Telephone

WIRE  Have your bank send your
investment to The Bank of New York,
with these instructions:
   * ABA# 021000018
   * DDA# 8900403578
   * the fund name
   * the share class
   * your Social Security or tax ID number
   * name(s) of investor(s)
   * dealer number if applicable

Call us to obtain an account number.
Return your application with the account number on the application.






           Automatically

WITH AN INITIAL INVESTMENT  Indicate
on your application which automatic
service(s) you want. Return your application with your investment.


TO ADD TO AN ACCOUNT

Fill out an investment slip, and
write your account number on your check.

Mail the slip and the check to:
Name of Fund
P.O. Box 9268, Boston, MA 02205-8502
Attn: Institutional Processing


WIRE Have your bank send your investment to The Bank of New York, with these instructions:
* ABA# 021000018
* DDA# 8900403578
* the fund name
* the share class
* your account number
* name(s) of investor(s)
* dealer number if applicable

ELECTRONIC CHECK  Same as wire, but insert
"1111" before your account number.

DREYFUS TELETRANSFER  Request Dreyfus
TeleTransfer on your application. Call us to request your transaction.


ALL SERVICES  Call us or your financial
representative to request a form to add
any automatic investing service (see
"Services for Fund Investors"). Complete and return the form along with any other required materials.




TO SELL SHARES

Write a letter of instruction that includes:
* your name(s) and signature(s)
* your account number
* the fund name
* the dollar amount you want to sell
* the share class
* how and where to send the proceeds

Obtain a signature guarantee or other
documentation, if required (see "Account
Policies -- Selling Shares").

Mail your request to:
The Dreyfus Family of Funds
P.O. Box 9268, Boston, MA 02205-8502
Attn: Institutional Processing




WIRE Call us or your financial representative to request your transaction. Be sure the fund has your bank account information on file.
Proceeds will be wired to your bank.

DREYFUS TELETRANSFER Call us or your financial representative to request your transaction. Be sure the fund has your bank account information on file.
Proceeds will be sent to your bank by electronic check.

CHECK Call us or your financial representative to request your transaction. A check will be sent to the address of record.




AUTOMATIC WITHDRAWAL PLAN Call us or your financial representative to request a form to add the plan. Complete the form, specifying the amount and frequency of withdrawals you would like.

Be sure to maintain an account balance of $5,000 or more.




To open an account, make subsequent investments or to sell shares, please contact your financial representative or call toll free in the U.S. 1-800-554-4611. Make checks payable to: THE DREYFUS FAMILY OF FUNDS




Concepts to understand

WIRE TRANSFER: for transferring money from one financial institution to another. Wiring is the fastest way to move money, although your bank may charge a fee to send or receive wire transfers. Wire redemptions from the fund are subject to a $1,000 minimum.

ELECTRONIC CHECK: for transferring money out of a bank account. Your transaction is entered electronically, but may take up to eight business days to clear. Electronic checks usually are available without a fee at all Automated Clearing House (ACH) banks.

                                                        Your Investment       13





INSTRUCTIONS FOR IRAS

   TO OPEN AN ACCOUNT

            In Writing

Complete an IRA application, making sure to specify the fund name and to indicate the year the contribution is for.

Mail your application and a check to:
The Dreyfus Trust Company, Custodian
P.O. Box 9552, Boston, MA 02205-8568
Attn: Institutional Processing


           By Telephone


           Automatically





TO ADD TO AN ACCOUNT

Fill out an investment slip, and write
your account number on your check.
Indicate the year the contribution is for.

Mail the slip and the check to:
The Dreyfus Trust Company, Custodian
P.O. Box 9552, Boston, MA 02205-8568
Attn: Institutional Processing


WIRE Have your bank send your investment to The Bank of New York, with these instructions:
* ABA# 021000018
* DDA# 8900403578
* the fund name
* the share class
* your account number
* name of investor
* the contribution year
* dealer number if applicable

ELECTRONIC CHECK  Same as wire, but insert
"1111" before your account number.


ALL SERVICES Call us or your financial representative to request a form to add any automatic investing service (see "Services for Fund Investors"). Complete and return the form along with any other required materials. All contributions will count as current year.



TO SELL SHARES

Write a letter of instruction that includes:
* your name and signature
* your account number
* the fund name
* the dollar amount you want to sell
* the share class
* how and where to send the proceeds
* whether the distribution is qualified or premature
* whether the 10% TEFRA should be withheld

Obtain a signature guarantee or other
documentation, if required (see "Account
Policies -- Selling Shares").

Mail your request to:
The Dreyfus Trust Company
P.O. Box 9552, Boston, MA 02205-8568
Attn: Institutional Processing




SYSTEMATIC WITHDRAWAL PLAN  Call us to
request instructions to establish the
plan.

For information and assistance, contact
your financial representative or call
toll free in the U.S. 1-800-554-4611.
Make checks payable to: THE DREYFUS TRUST
COMPANY, CUSTODIAN

14





[Application page 1]

[Application page 2]

NOTES

For More Information

Dreyfus Premier Growth Fund

A series of Dreyfus Growth and Value Funds, Inc.
-------------------------------------

SEC file number:  811-7123

More information on this fund is available free upon request, including the following:

Statement of Additional Information (SAI)

Provides more details about the fund and its policies. A current SAI is on file with the Securities and Exchange Commission (SEC) and is incorporated by reference (is legally considered part of this prospectus).



To obtain information:

BY TELEPHONE
Call your financial representative or 1-800-554-4611

BY MAIL  Write to:
The Dreyfus Premier Family of Funds
144 Glenn Curtiss Boulevard
Uniondale, NY 11556-0144

ON THE INTERNET Text-only versions of certain fund documents can be viewed online or downloaded from:
http://www.sec.gov

You can also obtain copies, after paying a duplicating fee, by visiting the SEC's Public Reference Room in Washington, DC (for information, call 1-202-942-8090) or by E-mail request to publicinfo@sec.gov, or by writing to the SEC's Public Reference Section, Washington, DC 20549-0102.

(c) 2002 Dreyfus Service Corporation 527P0102